UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  SEPTEMBER 17, 2004


                               ANZA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                   O-24512              88-1273503
        (State or other             (Commission         (I.R.S. Employer
  jurisdiction of incorporation)    File Number)       Identification No.)


                         3200 BRISTOL STREET, SUITE 700
                              COSTA MESA, CA  92626
              (Address of principal executive offices)  (zip code)


                                 (714) 866-2100
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Exchange Agreement
-----------------------------

     On September 17, 2004, we entered into a Securities Exchange Agreement with Peter and Irene Gauld. Under the terms of the Agreement, we exchanged 500,000 shares of our newly created Series G Convertible Preferred Stock, and warrants to purchase 2,000,000 shares of our common stock, for 1,000,000 shares of common stock of Cash Technologies, Inc., a publicly traded company (the "TQ Shares").

     The initial value of the TQ Shares was approximately $1,320,000 at the inception of the Agreement. We are required to make certain adjustments as follows to the value of the TQ Shares:

     - Within 10 business days of the end of each calendar quarter, beginning with the quarter ended December 31, 2004 (each, a "Supplemental TQ Share Valuation Date"), the escrow agent will update the value of the TQ Shares held in escrow by multiplying the average closing price for the 30 days before the end of the applicable quarter times the number of TQ Shares then held in escrow, and then adding the value of any cash or other assets (valued in the same manner as the TQ Shares, or otherwise at their fair market value) then held in escrow (the "Supplemental TQ Shares Value").

     -    If  the  Supplemental  TQ Shares Value exceeds $1,000,000, then either
          (i) upon the receipt of a written request from Gauld, that number of TQ Shares may be released from escrow to Gauld so that the Supplemental TQ Share Value is approximately $1,000,000, or (ii) upon the mutual consent of us and Gauld, we will issue additional shares of Series G shares equal to the then-Supplemental TQ Share Value. In the event that any of the TQ Shares have been previously released from escrow, and the Supplemental TQ Share Value is subsequently less than $1,000,000, upon the receipt of a written request from us, Gauld will re-deposit that number of TQ Shares (up to the original 1,000,000 TQ Shares), or cash or other assets acceptable to us, with the escrow agent so that the Supplemental TQ Share Value is approximately $1,000,000.

     - If the Supplemental TQ Share Value is less than $1,000,000, and all of the TQ Shares are already held in escrow, then upon the receipt of a written request from us, that number of Series G shares will be released from escrow to us so that the original issue price of the Series G then held in escrow will be approximately equal to the Supplemental TQ Share Value. If, on a subsequent Supplemental TQ Share Valuation Date, the Supplemental TQ Share Value exceeds $1,000,000, then we will have the choice of re-depositing any withdrawn Series G shares to bring the

          Supplemental TQ Share Value back to $1,000,000, or adjusting the number of TQ Shares as set forth above.

     Additionally,  the  Agreement  has  certain  rescission  rights as follows:

     - Upon the receipt of notice by Gauld of any claim or demand, not currently known to them, that is reasonably likely to have an effect on our warehouse line of credit, the TQ Shares, and/or the Series G shares then held in escrow, or if we fail to make a dividend payment on the Series G shares within 10 days of its due date, or if there is a change in control of Anza, then Gauld may rescind the Agreement. Upon rescission of the Agreement, the escrow agent will return any TQ Shares (or other assets) held in escrow to Gauld, and any Series G shares held in escrow to us.

     We may rescind the Agreement at any time after the date which is 6 months after the Closing Date by providing 30 days advance written notice to Gauld. However, if we rescind the Agreement during the 30-day period immediately following the notice period, we are limited to rescinding the transaction only with respect to one-half of the then-outstanding Series G shares. These time periods are waived for us if Gauld exercises a conversion of the Series G shares. After the termination of the Agreement, the escrow agent will return any TQ Shares held in escrow to Gauld, and any Series G shares held in escrow to us.

     The Agreement calls for the various parties to deposit their consideration with an escrow agent, until such a time as either (i) all of the Series G shares are converted into shares of our common stock, or (ii) the escrow is terminated in accordance with the Agreement, as noted above. In either case, the warrants are transferred to Gauld within two days from depositing in the escrow.

     The Series G shares, par value $0.001 per share, with original issue price of $2.00 per share, have non-cumulative dividends at 12% per annum, payable when declared. The Series G shares are immediately convertible into shares of our common stock, subject to certain adjustments, at a price equal to the lesser of $0.08 per share or 80% of the 30-day average closing bid price for the 30 trading days prior to the date we receive a conversion notice. All outstanding shares of Series G Convertible Preferred Stock are automatically converted into our common stock on September 17, 2009, 5 years after the original issue date.

     The warrants to purchase up to 2,000,000 shares of our common stock have an exercise price of $0.10 per share and expire in 5 years.

Consulting Agreement and Warrant Agreements
-------------------------------------------

     We were assisted in the Stock Exchange Agreement by GunnAllen Financial. We previously entered into an Advisory Agreement with GunnAllen dated November 25, 2003, and executed an Addendum to that agreement dated September 3, 2004. Pursuant to these agreement, on September 15, 2004 we issued to GunnAllen warrants to acquire a total of 250,000 shares of our common stock at $0.25 per share, and 200,000 shares of our common stock at $0.10 per share. Both warrants are exercisable for a period of five years.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     See description of Securities Exchange Agreement in Item 1.01.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES

     On September 17, 2004, we agreed to issue 500,000 shares of our newly created Series G Convertible Preferred Stock, and warrants to purchase 2,000,000 shares of our common stock, in exchange for 1,000,000 shares of common stock of Cash Technologies, Inc. The issuance was exempt from registration pursuant to
Section 4(2) of the Securities Act of 1933, and the shareholders were accredited.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 17, 2004, Mr. L. Wade Svicarovich resigned from our Board of Directors. Mr. Svicarovich's resignation was not related or in response to the Securities Exchange Agreement entered into on that same date, and was not due to any disagreement with us.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

     On September 17, 2004, in conjunction with the Securities Exchange Agreement described in Item 1.01, we executed a Certificate of Designation of the Rights, Privileges, and Preferences of our Series G Convertible Preferred Stock. The Certificate of Designation will be filed immediately with the Nevada Secretary of State.

EXHIBITS

ITEM NO.   DESCRIPTION
---------  -----------

4.1        Certificate of Designation of Series G Convertible Preferred
           Stock

10.1 (1)   Term Sheet executed September 11, 2004

10.2       Securities Exchange Agreement dated September 17, 2004

10.3       Escrow Agreement dated September 17, 2004

10.4       Warrant Agreement dated with Gauld September 17, 2004

10.5       Advisory Agreement with GunnAllen Financial dated
           November 25, 2003

10.6 Addendum to Advisory Agreement with GunnAllen Financial dated September 3, 2004

10.7       Warrant Agreement with GunnAllen dated September 15, 2004

10.8       Warrant Agreement with GunnAllen dated September 15, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 20, 2004           Anza Capital, Inc.,
                                     a Nevada corporation


                                     /s/  Vincent Rinehart
                                    --------------------------------------------
                                     By  Vincent Rinehart
                                     Its:  President and Chief Executive Officer